                                                                  EXHIBIT 10b(1)
                                                                  --------------

                                                                  EXECUTION COPY

                                  $375,000,000

                        5-YEAR REVOLVING CREDIT AGREEMENT
                            Dated as of June 30, 1998

                         CAROLINA POWER & LIGHT COMPANY
                                    (Company)

                                       and

                 THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF
                                     (Banks)

                                       and

                       THE OTHER LENDERS FROM TIME TO TIME
                                  PARTY HERETO
                                    (Lenders)

                                       and

                                 CITIBANK, N.A.
                             (Administrative Agent)

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                              (Documentation Agent)

                           REVOLVING CREDIT AGREEMENT
                            Dated as of June 30, 1998

     CAROLINA POWER & LIGHT COMPANY, a North Carolina corporation (the "Company"), the banks listed on the signature pages hereof (the "Banks") CITIBANK, N.A. ("Citibank"), as administrative agent (the "Administrative Agent") for the Lenders (as hereinafter defined) hereunder, and Wachovia Bank, National Association ("Wachovia"), as Documentation Agent, agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "A Advance" means an advance by a Lender to the Company as part of an A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate Advance, each of which shall be a "Type" of A Advance.

          "A Borrowing" means a borrowing consisting of simultaneous A Advances of the same Type made by each of the Lenders pursuant to Section 2.01.

          "A Note" means a promissory note of the Company payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Company to such Lender resulting from the A Advances made by such Lender.

          "Advance" means an A Advance or a B Advance.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person or is a director or officer of such Person.

          "Applicable Lending Office" means, with respect to each Lender, (i) such Lender's Domestic Lending Office in the case of a Base Rate Advance, or (ii) such Lender's Eurodollar Lending Office, in the case of a Eurodollar Rate Advance.

          "Applicable Margin" means on any date, the rate per annum set forth below, determined by reference to the First Mortgage Bond ratings of the
     Company:

-----------------------------------------------------------------------------------------------------
Basis for    LEVEL 1          LEVEL 2          LEVEL 3             LEVEL 4             LEVEL 5
Pricing      If the First     If the First     If the First        If the First        If the First
             Mortgage Bonds   Mortgage Bonds   Mortgage Bonds      Mortgage Bonds      Mortgage Bonds
             are rated at     are rated at     are rated at        are rated at        are rated less
             least A- by      least BBB+ by    least BBB by        least BBB- by       than Level 4
             Standard &       Standard &       Standard & Poor's   Standard & Poor's
             Poor's or at     Poor's or at     or at least Baa2    or at least Baa3
             least A3 by      least Baa1 by    by Moody's          by Moody's
             Moody's          Moody's
-----------------------------------------------------------------------------------------------------
Eurodollar   0.200%           0.225%           0.300%              0.300%              0.550%
Rate
-----------------------------------------------------------------------------------------------------

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

          "B Advance" means an advance by a Lender to the Company as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.03.

          "B Borrowing" means a borrowing consisting of simultaneous B Advances from each of the Lenders whose offer to make one or more B Advances as part of such borrowing has been accepted by the Company under the auction bidding procedure described in Section 2.03.

          "B Note" means a promissory note of the Company payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the Company to such Lender resulting from a B Advance made by such Lender.

          "B Reduction" has the meaning specified in Section 2.01.

          "Base Rate" means, for any Interest Period or any other period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest from time to time of:

               (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

               (b) 1/2 of one percent per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in either case rounded upward to the nearest 1/4 of one percent; and

               (c) 1/2 of one percent per annum above the Federal Funds Rate in effect from time to time.

          "Base Rate Advance" means an A Advance which bears interest as provided in Section 2.07(a).

          "Borrowing" means an A Borrowing or a B Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized to close at the principal office of any Lender and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

          "Commitment" has the meaning specified in Section 2.01.

          "Consolidated" refers to the consolidation of the accounts of the Company and the Subsidiaries in accordance with generally accepted accounting principles, including principles of consolidation, consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e).

          "Convert", "Conversion" and "Converted" each refers to a conversion of Advances of one Type into Advances of another Type, or the selection of a new, or the renewal of the same, Interest Period for Eurodollar Rate Advances, pursuant to Section 2.09 or 2.10.

          "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" below its name on the signature pages hereof or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

          "Eligible Assignee" means (i) any other Lender or any Affiliate of a Lender meeting the criteria set forth in clause (ii) hereof (without regard to the proviso at the end of such clause) and (ii) (A) any other commercial bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $250,000,000 (as established in its most recent report of condition to its primary regulator), (B) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least $250,000,000 (as established in its most recent report of condition to its primary regulator), (C) a commercial bank organized under the laws of any other country which is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow of the Cayman Islands, or a political subdivision of any such country, and having a combined capital and surplus of at least $250,000,000 (as established in its most recent report of condition to its primary regulator); provided that such bank is acting through a branch or agency located in the United States or in the country in which it is organized or another country which is described in this clause (C), (D) the central bank of any country which is a member of the OECD, and (E) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, whose outstanding unsecured indebtedness is rated AA- or better by S&P or Aa3 or better by Moody's (or an equivalent rating by another nationally-recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating unsecured indebtedness); provided, that, in the case of any such Person described in this clause (ii), the identity of such Person is notified by the proposed assignor to the Company and the Administrative Agent (or by the Company to the Administrative Agent pursuant to Section 8.07(g)) in writing at least ten Business Days prior to the date of the proposed assignment under
     Section 8.07 and is consented to in writing by the Company and the Administrative Agent (each of which shall not unreasonably withhold their respective consents) at least five Business Days prior to the date of such proposed assignment.

          "Environmental Laws" means any federal, state or local laws, ordinances or codes, rules, orders, or regulations relating to pollution or protection of the environment, including, without limitation, laws relating to hazardous substances, laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollution, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to each Lender, the office of such Lender specified as its "Eurodollar Lending Office" below its name on the signature pages hereof (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Company and the Administrative Agent.

          "Eurodollar Rate" means, for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/8 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London Interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of such Eurodollar Rate Advance comprising part of such A Borrowing to be outstanding during such Interest Period from such Reference Bank. The Eurodollar Rate for the Interest Period for each Eurodollar Rate Advance comprising part of the same A Borrowing shall be determined by the Administrative Agent on the basis of the applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.08.

          "Eurodollar Rate Advance" means an A Advance which bears interest as provided in Section 2.07(b).

          "Eurodollar Rate Reserve Percentage" of any Lender for the Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

          "Events of Default" has the meaning assigned to that term in Section 6.01.

          "Existing Facilities" refers to those credit agreements listed on
     Schedule 1 hereto.

          "Extension Date" means the 364th day following the date of this Agreement and each 364th day thereafter.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "First Mortgage Bonds" means those bonds issued by the Company pursuant to the Mortgage.

          "Guaranty" of any Person means any obligation, contingent or otherwise, of such Person (a) to pay any Liability of any other Person or to otherwise protect, or having the practical effect of protecting, the holder of any such Liability against loss (whether such obligation arises by virtue of such Person being a partner of a partnership or participant in a joint venture or by agreement to pay, to keep well, to purchase assets, goods, securities or services or to take or pay, or otherwise) or (b) incurred in connection with the issuance by a third person of a Guaranty of any Liability of any other Person (whether such obligation arises by agreement to reimburse or indemnify such third Person or otherwise). The word "Guarantee" when used as a verb has the correlative meaning.

          "Indebtedness" of any Person means (a) any obligation of such Person for borrowed money, (b) any obligation of such Person evidenced by a bond, debenture, note or other similar instrument, (c) any obligation of such Person to pay the deferred purchase price of property or services, except a trade account payable that arises in the ordinary course of business but only if and so long as the same is payable on customary trade terms, (d) any obligation of such Person as lessee under a capital lease, (e) any Mandatorily Redeemable Stock of such Person (the amount of such Mandatorily Redeemable Stock to be determined for this purpose as the higher of the liquidation preference of and the amount payable upon redemption of such Mandatorily Redeemable Stock), (f) any obligation of such Person to purchase securities or other property that arises out of or in connection with the sale of the same or substantially similar securities or property,
     (g) any non-contingent obligation of such Person to reimburse any other Person in respect of amounts paid under a letter of credit or other Guaranty issued by such other Person to the extent that such reimbursement obligation remains outstanding after it becomes non-contingent, (h) any Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a mortgage, lien, pledge, charge or other encumbrance on any asset of such Person, (i) any Liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA and (j) any Indebtedness of others Guaranteed by such Person.

          "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same A Borrowing, the period commencing on the date of such A Advance or the date of the Conversion of any A Advance into such an A Advance and ending on the last day of the period selected by the Company pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Company pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Company may, in the Notice of A Borrowing given by the Company to the Administrative Agent pursuant to
     Section 2.02, select; provided, however, that:

               (i) the Company may not select any Interest Period that ends after the Termination Date;

               (ii) Interest Periods commencing on the same date for A Advances comprising the same A Borrowing shall be of the same duration; and

               (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

     The Administrative Agent shall promptly advise each Lender by telex, telecopy transmission or cable of each Interest Period so selected by the Company.

          "Lenders" means the Lenders listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07.

          "Liability" of any Person means any indebtedness, liability or obligation of or binding upon, such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, whether arising under contract, applicable law, or otherwise, whether now existing or hereafter arising.

          "Majority Lenders" means at any time Lenders holding at least 51% of the then aggregate unpaid principal amount of the A Notes held by Lenders, or, if no such principal amount is then outstanding, Lenders having at least 51% of the Commitments

     (provided that, for purposes hereof, neither the Company, nor any of its Affiliates, if a Lender, shall be included in (i) the Lenders holding such amount of the A Advances or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the A Advances or the total Commitments).

          "Mandatorily Redeemable Stock" means, with respect to any Person, any share of such Person's capital stock to the extent that it is (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into any Indebtedness or other Liability of such Person, (i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Person or (iii) upon the occurrence of a condition not solely within the control of such Person, such as a redemption required to be made out of future earnings or (b) convertible into Mandatorily Redeemable Stock.

          "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

          "Moody's Rating" means the rating of the First Mortgage Bonds most recently announced by Moody's.

          "Mortgage" means the Mortgage and Deed of Trust, dated as of May 1, 1940, from the Company to The Bank of New York (formerly Irving Trust Company) and to Frederick G. Herbst (W.T. Cunningham, successor), as modified, amended or supplemented from time to time.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA.

          "NCUC Order" means the order by the North Carolina Utilities Commission that authorizes the Company to execute, deliver and perform this Agreement and the Notes.

          "Note" means an A Note or a B Note.

          "Notice of A Borrowing" has the meaning specified in Section 2.02(a).

          "Notice of B Borrowing" has the meaning specified in Section 2.03(a).

          "Notice of Conversion" has the meaning specified in Section 2.10.

          "OECD" means the Organization for Economic Cooperation and Development.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a foreign state or political subdivision thereof or any agency of such state or subdivision.

          "Plan" means an employee benefit plan (other than a Multiemployer
     Plan) maintained for employees of the Company or any of its Affiliates and covered by Title IV of ERISA.

          "Reference Banks" means Citibank and Wachovia.

          "Register" has the meaning specified in Section 8.07(c).

          "Responsible Officer" means the President, any Vice President, the Chief Financial Officer, the Treasurer, the Controller or any Assistant Treasurer of the Company the signatures of whom, in each case, have been certified to the Administrative Agent and each other Bank pursuant to
     Section 3.01(d), or in a certificate delivered to the Administrative Agent replacing or amending such certificate. Each Bank may conclusively rely on each certificate so delivered until it shall have received a copy of a certificate from the Secretary or an Assistant Secretary of the Company amending, canceling or replacing such certificate.

          "S&P" means Standard & Poor's Ratings Group or any successor thereto.

          "S&P Rating" means the rating of the First Mortgage Bonds most recently announced by S&P.

          "SCPSC Order" means the order by the South Carolina Public Service Commission that authorizes the Company to execute, deliver and perform this Agreement and the Notes.

          "Subsidiary" means any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Termination Date" means, with respect to a Lender, the earlier to occur of (i) the later of the five-year anniversary date of this Agreement and upon the effectiveness of any extension to the Termination Date, such date to which the Termination Date is extended in accordance with Section 2.16, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

          "Termination Event" means (i) a Reportable Event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation under such regulations), or (ii) the withdrawal of the Company or any of its Affiliates from a

     Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv) the institution of proceedings to terminate a Plan by the Pension Benefit Guaranty Corporation, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Total Capitalization" means the sum of "the current portion of long-term debt" plus "total capitalization" appearing on the consolidated balance sheet of the Company and its Subsidiaries, prepared as of the date of determination in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e), plus, without limitation or duplication, obligations as lessee under leases and as purchaser under power purchase agreements which have been, in accordance with generally accepted accounting principles, recorded as capitalized leases or capitalized power purchase agreements, as the case may be.

     SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

     SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e).

                                  ARTICLE II.
                        AMOUNTS AND TERMS OF THE ADVANCES

     SECTION 2.01. The A Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Company from time to time on any Business Day during the period from the date hereof to but excluding the Termination Date, in an aggregate amount outstanding not to exceed at any time the amount set opposite such Lender's name on the signature pages hereof or, if such Lender has entered into any Assignment and Acceptance, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c), as such amount may be reduced pursuant to Section
2.05 (such Lender's "Commitment"); provided, that the aggregate amount of the Commitments of the Lenders shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "B Reduction"). Each A Borrowing shall be in an aggregate amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of A Advances of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Until the Termination Date, within the limits of each Lender's Commitment, the Company may from time to time borrow, repay pursuant to
Section 2.06 or prepay pursuant to Section 2.11(b) and reborrow under this
Section 2.01.

     SECTION 2.02. Making the A Advances. (a) Each A Borrowing shall be made on notice, given not later than 10:00 A.M. (New York City time) on the day of such proposed A Borrowing, in the case of an A Borrowing comprised of Base Rate Advances, or on the third Business Day prior to the date of the proposed A Borrowing, in the case of an A Borrowing comprised of Eurodollar Rate Advances, by the Company to the Administrative Agent, which shall give to each Lender prompt notice thereof by telex, telecopier or cable. Each such notice of a Borrowing (a "Notice of A Borrowing") shall be by telex, telecopier or cable, confirmed promptly in writing, in substantially the form of Exhibit B-1 hereto, specifying therein the requested (i) date of such A Borrowing, (ii) Type of Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing, and (iv) in the case of an A Borrowing comprised of Eurodollar Rate Advances, the Interest Period for each such A Advance. In the case of a proposed A Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify each Lender of the applicable interest rate under Section 2.07(b). Each Lender shall, before 12:00 P.M. (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02, in same day funds, such Lender's ratable portion of such A Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Company at the Administrative Agent's aforesaid address.

     (a) Each Notice of A Borrowing shall be irrevocable and binding on the Company and, in respect of any Borrowing comprised of Eurodollar Rate Advances, the Company shall indemnify each Lender against any loss or expense incurred by such Lender as a result of any failure by the Company to fulfill on or before the date specified for such A Borrowing the applicable conditions set forth in
Article III, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the A Advance to be made by such Lender as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date.

     (b) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any A Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such A Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Company severally agree to repay to the Administrative Agent (without duplication), forthwith on demand, such corresponding amount, together with interest thereon for each day from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, (x) in the case of the Company, at the interest rate applicable at the time to A Advances comprising such A Borrowing and (y) in the case of such Lender, at the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's A Advance as part of such A Borrowing for purposes of this Agreement.

     (c) The failure of any Lender to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the A Advance to be made by such other Lender on the date of any A Borrowing.

     (d) If, for any reason, an A Borrowing is not made on the date specified in any Notice of A Borrowing, the Administrative Agent hereby agrees to repay to each Lender the amount, if any, which such Lender has made available to the Administrative Agent as such Lender's ratable portion of such A Borrowing, together with interest thereon for each day from the date such amount is made available to the Administrative Agent until the date such amount is repaid to such Lender, at the Federal Funds Rate.

     SECTION 2.03a The B Advances. (a) Each Lender severally agrees that the Company may make B Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each B Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Lenders (computed without regard to any B Reduction).

          (i) The Company may request a B Borrowing under this Section 2.03 by delivering to the Administrative Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a B Borrowing (a "Notice of B Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be earlier than the date occurring 30 days after the date of such B Borrowing or later than the Termination Date and in no event may be later than 180 days following the date of such B Borrowing), the rate or rates of interest applicable to each such B Advance, the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed B Borrowing, if the Company shall specify in the Notice of B Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum and (B) at least four Business Days prior to the date of the proposed B Borrowing, if the Company shall instead specify in the Notice of B Borrowing the basis to be used by the Lenders in determining the rates of interest to be offered by them. The Administrative Agent shall in turn promptly notify each Lender of each request for a B Borrowing received by it from the Company by sending such Lender a copy of the related Notice of B Borrowing.

          (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to the Company as part of such proposed B Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Company), before 10:00 A.M. (New York City time) (A) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph
     (i) above, and (B) three Business Days before the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each B Advance which such Lender would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such B Advance; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Company of such offer before 9:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any B Advance as part of such B Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any B Advance as part of such proposed B Borrowing.

          (iii) The Company shall, in turn, (A) before 11:00 A.M. (New York City time) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above, and
     (B) before 1:00 P.M. (New York City time) three Business Days before the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, either

               (x) cancel such B Borrowing by giving the Administrative Agent notice to that effect, or

               (y) in its sole discretion, accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above by giving notice to the Administrative Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by the Administrative Agent on behalf of such Lender for such B Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such B Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect; provided, however, that, in accepting any such offers, the Company shall do so in the ascending order of effective yield and, as among offers resulting in the same effective yield, ratably among all such offers based upon the amount notified to the Company by the Administrative Agent on behalf of each Lender for such B Advance pursuant to paragraph (ii) above.

          (iv) If the Company notifies the Administrative Agent that such B Borrowing is canceled pursuant to paragraph (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such B Borrowing shall not be made.

          (v) If the Company accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Company, (B) each Lender that is to make a B Advance as part of such B Borrowing of the amount of each B Advance to be made by such Lender as part of such B Borrowing and (C) each Lender that is to make a B Advance as part of such B Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in
     Article III. Each Lender that is to make a B Advance as part of such B Borrowing shall, before 12:00 noon (New York City time) on the date of such B Borrowing specified in the notice received from the

     Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02 such Lender's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Company at the Administrative Agent's aforesaid address. Promptly after each B Borrowing the Administrative Agent will notify each Lender of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

     (e) Each B Borrowing shall be in an aggregate amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each B Borrowing, the Company shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection
(a) above.

     (f) Within the limits and on the conditions set forth in this Section 2.03, the Company may from time to time borrow under this Section 2.03 or repay pursuant to subsection (d) below, and reborrow under this Section 2.03; provided that a B Borrowing shall not be made within three Business Days of the date of any other B Borrowing.

     (g) The Company shall repay to the Administrative Agent for the account of each Lender which has made a B Advance, or each other holder of a B Note, on the maturity date of each B Advance (such maturity date being not later than the then effective Termination Date and that specified by the Company for repayment of such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above and provided for in the B Note evidencing such B Advance), the then unpaid principal amount of such B Advance. The Company shall have no right to prepay any principal amount of any B Advance.

     (h) The Company shall pay interest on the unpaid principal amount of each B Advance from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the rate of interest for such B Advance specified by the Lender making such B Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by the Company for such B Advance in the related Notice of B Borrowing delivered pursuant to subsection (a)(i) above, as provided in the B Note evidencing such B Advance; provided that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal to 2.0% per annum above such rate of interest for such B Advance.

     (i) The indebtedness of the Company resulting from each B Advance made to the Company as part of a B Borrowing shall be evidenced by a separate B Note of the Company payable to the order of the Lender making such B Advance.

     SECTION 2.04a Facility Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender a facility fee on each Lender's Commitment, irrespective of usage, from the date hereof, in the case of each Bank, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Termination Date, payable quarterly in arrears on the last day of each March, June, September and December during the term of such Lender's Commitment, commencing September 30, 1998, and on the Termination Date, at a rate per annum determined by reference to the Company's First Mortgage Bond ratings as set forth below:

-------------------------------------------------------------------------------------------------
Basis for      LEVEL 1          LEVEL 2          LEVEL 3          LEVEL 4          LEVEL 5
Pricing        If the First     If the First     If the First     If the First     If the First
               Mortgage Bonds   Mortgage Bonds   Mortgage Bonds   Mortgage Bonds   Mortgage Bonds
               are rated at     are rated at     are rated at     are rated at     are rated less
               least A- by      least BBB+ by    least BBB by     least BBB- by    than Level 4
               Standard &       Standard &       Standard &       Standard &
               Poor's or at     Poor's or at     Poor's or at     Poor's or at
               least A3 by      least Baa1 by    least Baa2 by    least Baa3 by
               Moody's          Moody's          Moody's          Moody's
-------------------------------------------------------------------------------------------------
Facility Fee   0.100%           0.125%           0.150%           0.200%           0.300%
-------------------------------------------------------------------------------------------------

     SECTION 2.05a Reduction of the Commitments. The Company shall have the right, upon at least three Business Days' notice to the Administrative Agent, irrevocably to terminate in whole or reduce ratably in part the respective Commitments of the Lenders; provided that the aggregate amount of the Commitments of the Lenders shall not be reduced to an amount which is less than the aggregate principal amount of the A Advances and the B Advances then outstanding; and provided further, that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

     SECTION 2.06a Repayment of A Advances. The Company shall repay the principal amount of each A Advance made by each Lender on the Termination Date.

     SECTION 2.07a Interest on Advances. The Company shall pay interest on the unpaid principal amount of each A Advance made by each Lender from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum:

     (j) Base Rate Advances. If such A Advance is a Base Rate Advance, a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the last day of each September, December, March, and June and on the date such Base Rate Advance shall be paid in full; provided that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2.0% per annum above the Base Rate in effect from time to time.

     (k) Eurodollar Rate Advances. If such A Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such A Advance to the Eurodollar Rate for such Interest Period, plus the Applicable Margin for Eurodollar Rate Advances, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period; provided that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to 2.0% per annum above the Base Rate in effect from time to time.

     SECTION 2.08a Additional Interest on Eurodollar Rate Advances. The Company shall pay to each Lender additional interest on the unpaid principal amount of each Eurodollar Rate Advance of such Lender, from the date of such A Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such A Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is payable on such A Advance. All claims for such additional interest shall be submitted by such Lender to the Company (with a copy to the Administrative Agent) as soon as is reasonably possible and in all events within ninety days after the first day of such Interest Period; provided, however, that if a claim is not submitted to the Company within such ninety day period, such Lender shall thereby waive its claim to such additional interest incurred during such ninety-day period but not to any such additional interest incurred thereafter. A certificate as to the amount of such additional interest, submitted to the Company (with a copy to the Administrative Agent) by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.09a Interest Rate Determination. (a) Each Reference Bank agrees to furnish to the Administrative Agent timely information for the purpose of determining the Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for determination of any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

     (l) The Administrative Agent shall give prompt notice to the Company and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a) or (b), and the applicable rate, if any, furnished by each Reference Bank for determining the applicable interest rate under Section 2.07(b).

     (m) If fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances,

          (i) the Administrative Agent shall forthwith notify the Company and the Lenders that the interest rate cannot be determined for such Eurodollar Rate Advances,

          (ii) each such Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if such Advance is then a Base Rate Advance, will continue as a Base Rate Advance), and

          (iii) the obligation of the Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

     (n) If, with respect to any Eurodollar Rate Advances, the Majority Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such A Advances will not adequately reflect the cost to such Majority Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Company and the Lenders, whereupon

          (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

          (ii) the obligation of the Lenders to make, or to Convert A Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist.

     (o) If the Company shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify the Company and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

     (p) On the date on which the aggregate unpaid principal amount of A Advances comprising any A Borrowing shall be reduced, by prepayment or otherwise, to less than $20,000,000, such A Advances shall, if they are Advances of a Type other than Base Rate Advances, automatically Convert into Base Rate Advances, and on and after such date the right of the Company to Convert such A Advances into Advances of a Type other than Base Rate Advances shall terminate; provided, however, that if and so long as each such A Advance shall be of the same Type and have the same Interest Period as A Advances comprising another A Borrowing or other A Borrowings, and the aggregate unpaid principal amount of all such A Advances shall equal or exceed $20,000,000, the Company shall have the right to continue all such A Advances as, or to Convert all such A Advances into, Advances of such Type having such Interest Period.

     SECTION 2.10a Voluntary Conversion of A Advances. The Company may, on any Business Day prior to the Termination Date, upon notice given to the Administrative Agent not later than 10:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion, in the case of any proposed Conversion into Eurodollar Rate Advances, and on the date of the proposed Conversion, in the case of any proposed Conversion into Base Rate Advances, and subject to the provisions of Sections 2.09 and 2.13 and so long as no Event of Default has occurred and is continuing on the date of such proposed Conversion, Convert all A Advances of one Type comprising the same A Borrowing into Advances of another Type; provided, however, that any Conversion of any Eurodollar Rate Advances into Advances of another Type shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances. Each such notice of a Conversion (a"Notice of Conversion") shall be by telex, telecopier or cable, confirmed promptly in writing, in substantially the form of Exhibit B-3 hereto and shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the aggregate amount of, Type of, and Interest Periods applicable to the A Advances to be Converted, (iii) the Type of A Advance to which such A Advances (or portions thereof) are proposed to be Converted, and
(iv) if such Conversion is into Eurodollar Rate Advances, the duration of the Interest Period for each such A Advance.

     SECTION 2.11a Prepayments of A Advances. (a) The Company shall have no right to prepay any principal amount of any A Advances other than as provided in subsection (b) below.

     (q) The Company may, upon notice given to the Administrative Agent at least two Business Days prior to the proposed prepayment, in the case of any Eurodollar Rate Advance, and on the date of the proposed prepayment, in the case of any Base Rate Advance, and if such notice is given the Company shall, prepay the outstanding principal amounts of the A Advances comprising the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the amount prepaid and, in the case of any Eurodollar Rate Advance, any amount payable pursuant to Section 8.04(b); provided, however, that each partial prepayment shall be in an aggregate principal amount not less than $5,000,000 and in integral multiples of $1,000,000 in excess thereof.

     SECTION 2.12a Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurodollar Rate Advances, included in the Eurodollar Rate Reserve Percentage), in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Company shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for account of such Lender additional amounts sufficient to reimburse such Lender for such increased cost. All claims for increased cost shall be submitted by such Lender to the Company (with a copy to the Administrative Agent) as soon as is reasonably possible and in all events within ninety days after such introduction, such change, or the beginning of such compliance, the occurrence of which resulted in such increased cost, and the Company shall make such payment within five Business Days after notice of such claim is received; provided, however, that if a claim is not submitted to the Company within such ninety-day period, such

Lender shall thereby waive its claim to such increased cost incurred during such ninety-day period but not to any such increased cost incurred thereafter. A certificate as to the amount of such increased cost, submitted to the Company (with a copy to the Administrative Agent) by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

     (r) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Company shall immediately pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. All claims for such additional amounts shall be submitted by such Lender (with a copy to the Administrative Agent) as soon as is reasonably possible and in all events within ninety days after such determination by such Lender, and the Company shall make such payment within five Business Days after notice of such claim is received; provided, however, that if a claim is not submitted to the Company within such ninety-day period, such Lender shall thereby waive its claim to such additional amounts incurred during such ninety-day period but not to any such additional amounts incurred thereafter. A certificate as to such amounts submitted to the Company and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

     SECTION 2.13a Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or B Advances based upon the Eurodollar Rate or to fund or maintain Eurodollar Rate Advances or B Advances based upon the Eurodollar Rate hereunder, (i) the obligation of the Lenders to make Eurodollar Rate Advances or B Advances based upon the Eurodollar Rate, or to Convert A Advances into Eurodollar Rate Advances, shall be suspended until the Administrative Agent shall notify the Company and the Lenders that the circumstances causing such suspension no longer exist, (ii) the Company shall forthwith prepay in full all Eurodollar Rate Advances of all Lenders then outstanding, together with interest accrued thereon, unless the Company, within five Business Days of notice from the Administrative Agent, Converts all Eurodollar Rate Advances of all Lenders then outstanding into Advances of another Type in accordance with Section 2.10 and
(iii) the Company shall forthwith prepay all B Advances based upon the Eurodollar Rate of all Lenders then outstanding, together with interest thereon.

     SECTION 2.14a Payments and Computations. (a) The Company shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at its address referred to in Section 8.02 in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees (other than pursuant to Section 2.03, 2.08 or 2.12) ratably to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

     (s) All computations of interest based on the Base Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or of fees payable hereunder shall be made by the Administrative Agent, and all computations of interest pursuant to Section 2.08 shall be made by a Lender, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period of which such interest or fees are payable. Each determination by the Administrative Agent (or, in the case of Section 2.08, by a Lender) of an interest rate hereunder shall be conclusive and binding for all purposes.

     (t) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     (u) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent at the Federal Funds Rate.

     SECTION 2.15a Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the A Advances made by it (other than pursuant to Section 2.03, 2.08 or 2.12) in excess of its ratable share of payments on account of the A Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participation in the A Advances made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.

     SECTION 2.16a Extension of Termination Date. (a) Unless the Termination Date shall have occurred, at least 30 days but not more than 45 days prior to each Extension Date, the Company may request that the Lenders, by written notice to the Administrative Agent (in substantially the form attached hereto as Exhibit F), consent to a 364-day extension of the Termination Date. Each Lender shall, in its sole discretion, determine whether to consent to such request and shall notify the Administrative Agent of its determination at least 20 days but not more than 30 days prior to such Extension Date. The failure to respond by any Lender within such time period shall be deemed a denial of such request. The Administrative Agent shall deliver a notice to the Company and the Lenders at least 15 days but not more than 20 days, prior to such Extension Date of the identity of the Lenders that have consented to such extension and the Lenders that have declined such consent (the "Declining Lenders"). If Lenders holding in the aggregate less than 51% of the Commitments (without regard to any B Reductions) have consented to the requested extension, the Termination Date shall not be extended, and the Commitments of all Lenders shall terminate on the then current Termination Date.

     (v) If Lenders holding in the aggregate at least 51% of the Commitments (without regard to any B Reductions) have consented to the requested extension, subject to the conditions set forth in Section 2.16(c), the Termination Date shall be extended as to such consenting Lenders only (and not as to any Declining Lender) for a period of 364 days from the then current Termination Date, and the Commitments of any Declining Lenders shall terminate on the Termination Date (as theretofore in effect) and all Advances of such Declining Lenders shall be repaid to them on such date. If the Company so requests, each Lender consenting to such request shall be given the opportunity at least seven days but not more than 15 days prior to such Extension Date, in each Lender's sole discretion, to commit to increase its Commitment by submission of a written notice setting forth the desired increase in such Lender's Commitment to the Administrative Agent in amounts such that the aggregate Commitments hereunder after giving effect to any such extension and increase in the Commitments shall not exceed the aggregate Commitment immediately prior to such Extension Date. If the Administrative Agent receives Commitments to increase the Commitments from the Lenders, which, when aggregated with the existing Commitments, (i) are less than or equal to the Commitments immediately prior to such Extension Date, the Administrative Agent shall accept all such Commitments, (ii) are greater than the Commitments on the date hereof, the Administrative Agent may determine, in its reasonable discretion, which Commitments to accept and the amounts by which each submitting Lender's Commitments shall be increased so that the aggregate Commitments after such Extension Date shall equal the aggregate Commitments immediately prior to such Extension Date (any Lender whose commitment to increase its Commitment hereunder is accepted by the Administrative Agent, an "Increasing Commitment Lender"). If Lenders do not consent to increase the aggregate Commitments to an amount equal to the Commitments immediately prior to such Extension Date, the Company may, at least two days but not more than seven days prior to such Extension Date, request that the Administrative Agent, in its sole discretion, accept the Commitment or Commitments of an Eligible Assignee or Eligible Assignees such that the aggregate Commitments hereunder after such Extension Date shall not be greater than Commitments hereunder immediately prior to such Extension Date. If the Administrative Agent shall accept the Commitment of any Increasing Commitment Lender or Eligible Assignee, the Commitments of the Declining Lenders shall terminate on such Extension Date, and any Advances made by such Declining Lenders shall be repaid on such date in accordance with this Agreement.

     (w) Each such accepted Eligible Assignee and each Increasing Commitment Lender shall deliver a signature page hereto indicating that it is bound by the terms hereof and setting forth its aggregate Commitment hereunder. Such new signature page shall constitute a part hereof upon acceptance by the Administrative Agent and, in the case of any signature page submitted by any Increasing Commitment Lender, shall replace such Increasing Commitment Lender's signature page. Any such extension shall become effective upon the then current Extension Date, if the Company shall have delivered to (i) the Administrative Agent and each Lender, on or prior to the then current Extension Date, an opinion of counsel to the Company substantially in the form of Exhibit D-2 attached hereto upon which each Lender and the Administrative Agent may rely, together with any governmental order referred to therein attached thereto, (ii) any Increasing Commitment Lender and any new Lender hereunder, a new A Note in the principal amount of such Lender's increase of its Commitment hereunder, in the case of an Increasing Commitment Lender, and in the principal amount of such Lender's Commitment, in the case of a new Lender, in each case after giving effect to any such extension and (iii) a certificate of the type described in
Section 3.01(d) with respect to officers authorized to sign the Notes described in clause (ii) hereof. Upon satisfaction of such conditions and the effectiveness of such extension, each new Lender and Increasing Commitment Lender shall make A Advances to the Company (A) in the case of each new Lender, equal to such Lender's ratable portion of the A Advances outstanding immediately prior to such Extension Date and (B) in the case of each Increasing Commitment Lender, equal to such portion of such Lender's ratable portion of the A Advances (assuming that such Lender's Commitment consists only of the increased portion thereof) outstanding immediately prior to such Extension Date, in each case, without giving effect to any repayment of A Advances to Declining Lenders made on such Extension Date.

                                  ARTICLE III.
                              CONDITIONS OF LENDING

     SECTION 3.01a Conditions Precedent to Closing. The Commitments of the Lenders shall not become effective unless and until (i) the conditions precedent set forth in Section 3.01 of the $375,000,000 364-Day Revolving Credit Agreement, dated as of the date hereof, among the Company, the Banks, the Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent shall have been satisfied, (ii) the Existing Facilities shall have been terminated and all amounts outstanding thereunder shall have been paid in full and (iii) the Administrative Agent shall have received the following:
     (a) The A Notes to the order of the Lenders, respectively.

     (b) Certified copies of the resolutions of the Board of Directors of the Company approving this Agreement and the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, including the NCUC Order and the SCPSC Order, with respect to this Agreement and the Notes.

     (c) A certificate of the Secretary or an Assistant Secretary of the Company, dated as of the date hereof, certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder.

     (d) A certificate of a Responsible Officer of the Company, dated as of the date hereof, certifying (i) the accuracy of the representations and warranties contained herein and (ii) that no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given on time elapse, or both.

     (e) Certified copies of all required governmental approvals and authorizations.

     (f) Certified copy of the Restated Charter and By-Laws of the Company.

     (g) A favorable opinion of counsel for the Company, substantially in the form of Exhibit D-1 hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request.

     (h) A favorable opinion of King & Spalding, counsel for the Administrative Agent, substantially in the form of Exhibit E hereto.

     SECTION 3.02a Conditions Precedent to Each A Borrowing. The obligation of each Lender to make an A Advance on the occasion of each A Borrowing (including the initial A Borrowing) shall be subject to the further conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of A Borrowing with respect thereto, and (ii) on the date of such A Borrowing, the following statements shall be true (and each of the giving of the applicable Notice of A Borrowing and the acceptance by the Company of the proceeds of such A Borrowing shall constitute a representation and warranty by the Company that, on the date of such A Borrowing, such statements are true):

     (i) The representations and warranties contained in Section 4.01 (excluding those contained in Section 4.01(e)) are correct on and as of the date of such A Borrowing, before and after giving effect to such A Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

     (j) No event has occurred and is continuing, or would result from such A Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse, or both.

     SECTION 3.03a Conditions Precedent to Each B Borrowing. The obligation of each Lender which is to make a B Advance on the occasion of a B Borrowing (including the initial B Borrowing) to make such B Advance as part of such B Borrowing is subject to the conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of B Borrowing with respect thereto, (ii) on or before the date of such B Borrowing, but prior to such B Borrowing, the Administrative Agent shall have received a B Note payable to the order of such Lender for each of the one or more B Advances to be made by such Lender as part of such B Borrowing, in a principal amount equal to the principal amount of the B Advance to be evidenced thereby and otherwise on such terms as were agreed to for such B Advance in accordance with Section 2.03, and
(iii) on the date of such B Borrowing the following statements shall be true (and each of the giving of the applicable Notice of B Borrowing and the acceptance by the Company of the proceeds of such B Borrowing shall constitute a representation and warranty by the Company that, on the date of such B Borrowing, such statements are true):

     (k) The representations and warranties contained in Section 4.01 (other than Section 4.01(e)) are true and correct on and as of the date of such B Borrowing, before and after giving effect to such B Borrowing and to the application of the proceeds therefrom, as though made on and as of such date; and

     (l) No event has occurred and is continuing, or would result from such B Borrowing or from the application of the proceeds therefrom, which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                                  ARTICLE IV.
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties of the Company. The Company represents and warrants as follows:

     (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina and is duly qualified to do business and in good standing under the laws of the State of South Carolina.

     (b) The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (iA the Company's charter or by-laws or (iiA any law or contractual restriction binding on or affecting the Company.

     (c) No authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of this Agreement or the Notes, other than the NCUC Order and the SCPSC Order, each of which has been duly issued, is final and in full force and effect, and all periods for review or appeal thereof have expired, and no such request for review or appeal has been filed and is pending.

     (d) This Agreement is, and the Notes when delivered hereunder will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     (e) The Consolidated balance sheet of the Company and the Subsidiaries as at December 31, 1997, and the related Consolidated statements of income and retained earnings of the Company and the Subsidiaries for the fiscal year then ended, copies of which have been furnished to each Lender, fairly present the financial condition of the Company and the Subsidiaries as at such date and the results of the operations of the Company and the Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since December 31, 1997, there has been no material adverse change in the financial condition, operations or properties of the Company.

     (f) Except as described in the reports and registration statements which the Company has filed with the Securities and Exchange Commission prior to the date of this Agreement, there is no pending or threatened action or proceeding affecting the Company or any Subsidiary before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition, operations or properties of the Company.

     (g) No proceeds of any Advance will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

     (h) The Company is not engaged in the business of extending credit for the purpose of buying or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to buy or carry any margin stock or to extend credit to others for the purpose of buying or carrying any margin stock.

     (i) Following application of the proceeds of each Advance, not more than 5 percent of the value of the assets (either of the Company only or of the Company and the Subsidiaries on a Consolidated basis) subject to the provisions of
Section 5.02(a) or 5.02(e) will be margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

     (j) No Termination Event has occurred or is reasonably expected to occur with respect to any Plan.

     (k) The Company is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     (l) The Company is in substantial compliance with all applicable laws, rules, regulations and orders of any governmental authority, the noncompliance with which would materially and adversely affect the business or condition of the Company, such compliance to include, without limitation, substantial compliance with Environmental Laws and paying before the same become delinquent all material taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent compliance with any of the foregoing is then being contested in good faith by appropriate legal proceedings.

                                   ARTICLE V.
                            COVENANTS OF THE COMPANY

     SECTION 5.01. Affirmative Covenants. So long as any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Company shall, unless the Majority Lenders shall otherwise consent in writing:

     (a) Compliance with Laws, Etc. Except to the extent contested in good faith, comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property), the non-compliance with which would materially adversely affect the Company's business or credit.

     (b) Preservation of Corporate Existence, Etc. Preserve and maintain its corporate existence, rights (charter and statutory) and franchises.

     (c) Visitation Rights. At any reasonable time and from time to time, permit the Administrative Agent or any of the Lenders or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Company and any of the Subsidiaries, and to discuss the affairs, finances and accounts of the Company and any of the Subsidiaries with any of their respective officers or directors.

     (d) Keeping of Books. Keep, and cause each Subsidiary to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and such Subsidiary in accordance with generally accepted accounting principles consistently applied.

     (e) Maintenance of Properties, Etc. Maintain and preserve, and cause each Subsidiary to maintain and preserve, all of its properties which are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     (f) Maintenance of Insurance. Maintain, and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates.

     (g) Taxes. File, and cause each Subsidiary to file, all tax returns (federal, state and local) required to be filed and paid and pay all taxes shown thereon to be due, including interest and penalties, or provide adequate reserves for payment thereof other than such taxes that the Company or such Subsidiary is contesting in good faith by appropriate legal proceedings.

     (h) Material Obligations. Pay, and cause each Subsidiary to pay, promptly as the same shall become due each material obligation of the Company or such Subsidiary.

     (i) Reporting Requirements. Furnish to the Lenders: (iA as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Company, a Consolidated balance sheet of the Company and the Subsidiaries as at the end of such quarter and Consolidated statements of income and retained earnings of the Company and the Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the treasurer or the chief financial officer of the Company; (iiA as soon as available and in any event within 100 days after the end of each fiscal year of the Company, a copy of the annual report for such year for the Company and the Subsidiaries, containing Consolidated financial statements for such year certified by Deloitte & Touche or other independent public accountants acceptable to the Majority Lenders; (iiiA promptly after the sending or filing thereof, copies of all reports which the Company sends to any of its security holders, and copies of all reports and registration statements which the Company or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange; (ivA immediately upon the Company's knowing of the occurrence of any Event of Default or any event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a statement of the chief financial officer or treasurer of the Company setting forth details of such Event of Default or event and the action which the Company proposes to take with respect thereto; and (vA such other information respecting the condition or operations, financial or otherwise, of the Company or any Subsidiary as any Lender through the Administrative Agent may from time to time reasonably request.

     (j) Indebtedness to Total Capitalization. Maintain at all times a ratio of consolidated Indebtedness of the Company and its Subsidiaries to Total Capitalization of not more than 65%.

     (k) Use of Proceeds. Use the proceeds of each Advance solely for general corporate purposes (including, without limitation, as a commercial paper back-up). No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended and in effect from time to time.

     SECTION 5.02. Negative Covenants. So long as any Note shall remain unpaid or any Lender shall have any Commitment hereunder, the Company will not, without the written consent of the Majority Lenders:

     (l) Liens, Etc. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any Subsidiary to assign, any right to receive income, in each case to secure any Indebtedness of any Person, other than (iA liens, mortgages and security interests created by the Mortgage, (iiA liens and security interests affecting the fuel used by the Company in its power generating operations, and (iiiA liens, mortgages and security interests securing other Indebtedness not exceeding $100,000,000; provided, however, that, in the event that and for so long as the First Mortgage Bonds are rated lower than BBB- or Baa3 by S&P or Moody's, respectively, or, in the event that neither of such corporations is in the business of rating the First Mortgage Bonds, lower than an equivalent rating of the First Mortgage Bonds by another nationally-recognized credit rating agency of similar standing, the Company's right to continue to create, incur and suffer to exist liens, mortgages and security interests securing other Indebtedness pursuant to the foregoing clause
(iii) shall be suspended.

     (m) Indebtedness. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any Indebtedness other than (iA Indebtedness hereunder and under the Notes, (iiA Indebtedness secured by liens and security interests permitted pursuant to clauses (ii) and (iii) of subsection 5.02(a), (iiiA Indebtedness evidenced by the First Mortgage Bonds and (ivA unsecured Indebtedness, including guarantees issued in connection with the financing of pollution control facilities operated by the Company, guarantees of Indebtedness incurred by any wholly-owned Subsidiary and guarantees of debt securities issued by any financing Subsidiary established to secure debt financing in the offshore markets.

     (n) Lease Obligations. Create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, any obligations for the payment of rental for any property under leases or agreements to lease having a term of one year or more which would cause the direct or contingent Consolidated liabilities of the Company and the Subsidiaries in respect of all such obligations payable in any calendar year to exceed 10% of the Consolidated operating revenues of the Company and the Subsidiaries for the immediately preceding calendar year.

     (o) Mergers, Etc. Merge with or into or consolidate with or into, or acquire all or substantially all of the assets or securities of, any Person, unless, in each case, (iA immediately after giving effect thereto, no event shall occur and be continuing which constitutes an Event of Default or an event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, and (iiA in the case of any such merger to which the Company is a party, such other Person is a utility company and the resulting or surviving corporation, if not the Company, (x) is organized and existing under the laws of the United States of America or any State thereof, (y) is a corporation satisfactory to the Majority Lenders, and (z) shall have expressly assumed, by an instrument satisfactory in form and substance to the Majority Lenders, the due and punctual payment of all amounts due under this Agreement and the Notes and the performance of every covenant and undertaking of the Company contained in this Agreement.

     (p) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any Subsidiary to sell, lease, transfer or otherwise dispose of, any of its assets, other than the following sales: (iA sales of generating capacity to the Company's wholesale customers, (iiA sales of nuclear fuel, (iiiA sales of accounts receivable, (ivA sales in connection with a transaction authorized by subsection (d) of this Section, (vA sales of investments in securities with a maturity of less than one year, or (viA other sales not exceeding $150,000,000 in the aggregate in any fiscal year of the Company.

     (q) Margin Stock. Use any proceeds of any Advance to buy or carry margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

                                   ARTICLE VI.
                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

     (a) The Company shall fail to pay any installment of principal of any Note when due, or shall fail to pay any interest on any Note or any fees hereunder within five Business Days after such interest or fees shall become due; or

     (b) Any representation or warranty made by the Company herein or by the Company (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

     (c) The Company shall fail to perform or observe any other term, covenant or agreement contained in Section 5.01(b), 5.01(i)(iv), 5.01(j) or 5.02 on its part to be performed or observed; or the Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Company by the Administrative Agent or any Lender; or

     (d) The Company or any of the Subsidiaries shall fail to pay any amount in respect of any Indebtedness in excess of $10,000,000 (but excluding Indebtedness evidenced by the Notes) of the Company or such Subsidiary (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

     (e) The Company or any of the Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any of the Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Company or any of the Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

     (f) Any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against the Company or any of the Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (g) Any Termination Event with respect to a Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Company by the Administrative Agent, (i) such Termination Event (if correctable) shall not have been corrected and (ii) the then present value of such Plan's vested benefits exceeds the then current value of assets accumulated in such Plan by more than the amount of $20,000,000 (or in the case of a Termination Event involving the withdrawal of a "substantial employer" (as defined in Section 4001(a)(2) of ERISA), the withdrawing employer's proportionate share of such excess shall exceed such amount); or

     (h) The Company or any of its Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $20,000,000;

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Lenders, by notice to the Company, (i) declare the Commitments and the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Company or any of the Subsidiaries under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.

                                  ARTICLE VII.
                            THE ADMINISTRATIVE AGENT;
                             THE Documentation Agent

     SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to

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

take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or applicable law.

     SECTION 7.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07;
(ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Company or to inspect the property (including the books and records) of the Company; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 7.03. The Administrative Agent; the Documentation Agent and their Respective Affiliates. With respect to its Commitment, the Advances made by it and the Notes issued to it, the Administrative Agent and the Documentation Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent or the Documentation Agent, as the case may be; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include each of Citibank and Wachovia in its individual capacity, as applicable. Citibank, Wachovia and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of the Subsidiaries and any Person who may do business with or own securities of the Company or any Subsidiary, all as if Citibank or Wachovia, as the case may be, were not the Administrative Agent and without any duty to account therefor to the Lenders.

     SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Documentation Agent or any other Lender and based on the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent or any other

Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

     SECTION 7.05. Indemnification. The Lenders agree to indemnify the Administrative Agent and the Documentation Agent (to the extent not reimbursed by the Company), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the Documentation Agent, as the case may be, in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent or the Documentation Agent, as the case may be, under this Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Documentation Agent's, as the case may be, gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibility under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Company.

     SECTION 7.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Company and may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, a court of competent jurisdiction may appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                  ARTICLE VIII.
                                  MISCELLANEOUS

     SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders, in the case of any such amendment, waiver or consent of or in respect of this Agreement or any A Note, or the Lender which shall have made the B Advance to which such amendment, waiver or consent relates, in the case of any such amendment, waiver or consent of or in respect of the B Note to which such B Advance relates, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, do any of the following: (a) waive any of the conditions specified in Section 3.01, 3.02 or 3.03, (b) change the Commitment of any Lender or subject any Lender to any additional obligations, (c) reduce the principal of, or interest on, the A Notes or any fees hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the A Notes or any fees hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the A Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Agreement, and (f) amend, waive, or in any way modify or suspend any provision of Section 2.16 or of this Section 8.01; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note.

     SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telegraphic communication) and mailed, telecopied, telegraphed or delivered, if to the Company, at its address at 411 Fayetteville Street, Raleigh, North Carolina 27602, Attention: Manager of Financial Operations; if to any Lender, at its Domestic Lending Office set forth under its name on the signature pages hereof; and if to the Administrative Agent, at its address at One Court Square, 7th Floor, Zone 2, Long Island City, New York 11120, Attention: Bank Loan Syndications; or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received by the addressee thereof.

     SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any Note preclude any other or further exercise thereof of the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. Costs, Expenses and Taxes. (a) The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with (i) the preparation, execution and delivery of this Agreement, the Notes and the other documents to be delivered hereunder, (ii) the first Borrowing under this Agreement, (iii) any modification, amendment or supplement to this Agreement, the Notes and the other documents to be delivered hereunder and (ivA the enforcement of the rights and remedies of the Lenders and the Administrative Agent under this Agreement, the Notes and the other documents to be delivered hereunder (whether through negotiations or legal proceedings), all the above costs and expenses to include, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and each of the Lenders with respect thereto. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes and the other documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     (a) If, due to payments made by the Company due to acceleration of the maturity of the Notes pursuant to Section 6.01 or due to any other reason, any Lender receives payments of principal of any Eurodollar Rate Advance based upon the Eurodollar Rate other than on the last day of the Interest Period for such A Advance, the Company shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such A Advance.

     (b) Any and all payments by the Company hereunder or under the Notes shall be made, in accordance with Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (c) The Company will indemnify each Lender and the Administrative Agent for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this Section 8.04) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) Prior to the date of the initial Borrowing or on the date of the Assignment and Acceptance pursuant to which it became a Lender, in the case of each Lender that becomes a Lender by virtue of entering into an Assignment and Acceptance, and from time to time thereafter if requested by the Company or the Administrative Agent, each Lender organized under the laws of a jurisdiction outside the United States shall provide the Administrative Agent and the Company with the forms prescribed by the Internal Revenue Service of the United States certifying that such Lender is exempt from United States withholding taxes with respect to all payments to be made to such Lender hereunder and under the Notes. If for any reason during the term of this Agreement, any Lender becomes unable to submit the forms referred to above or the information or representations contained therein are no longer accurate in any material respect, such Lender shall notify the Administrative Agent and the Company in writing to that effect. Unless the Company and the Administrative Agent have received forms or other documents satisfactory to them indicating that payment hereunder or under any Note are not subject to United States withholding tax, the Company or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

     (e) Any Lender claiming any additional amounts payable pursuant to Section 8.04(c) or (d) shall use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) (i) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender and (ii) to otherwise minimize the amounts due, or to become due, under Sections 8.04(c) and (d).

     (f) If the Company makes any additional payment to any Lender pursuant to Sections 8.04(c) and (d) in respect of any Taxes, and such Lender determines that it has received (i) a refund of such Taxes or (ii) a credit against or relief or remission for, or a reduction in the amount of, any tax or other governmental charge solely as a result of any deduction or credit for any Taxes with respect to which it has received payments under Sections 8.04(c) and (d), such Lender shall, to the extent that it can do so without prejudice to the retention of such refund, credit, relief, remission or reduction, pay to the Company such amount as such Lender shall have determined to be attributable to the deduction or withholding of such Taxes. If such Lender later determines that it was not entitled to such refund, credit, relief, remission or reduction to the full extent of any payment made pursuant to the first sentence of this Section 8.04(g), the Company shall upon demand of such Lender promptly repay the amount of such overpayment. Any determination made by such Lender pursuant to this Section 8.04(g) shall in the absence of bad faith or manifest error be conclusive, and nothing in this Section 8.04(g) shall be construed as requiring any Lender to conduct its business or to arrange or alter in any respect its tax or financial affairs so that it is entitled to receive such a refund, credit or reduction or as allowing any Person to inspect any records, including tax returns, of any Lender.

     (g) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this
Section 8.04 shall survive the payment in full of principal and interest hereunder and under the Notes.

     SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company now or hereafter existing under this Agreement and the Notes held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

     SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Company, the Administrative Agent and each Lender and their respective successors and assigns, except that the Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each Lender.

     SECTION 8.07. Assignments and Participations. (a) Each Lender may, with the consent of the Agent and the Borrower (such consent not to be unreasonably withheld and, in the case of the Borrower, such consent shall not be required if an Event of Default has occurred and is continuing), assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the A Advances owing to it and the A Note or Notes held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any B Advances or B Notes), (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than 50% of all such rights and obligations or less than the lesser of (A) $10,000,000 and (B) all of such Lender's rights and obligations and, if the preceding clause (A) is applicable, shall be an integral multiple of $1,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any A Note or Notes subject to such assignment and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

     (h) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(e) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

     (i) The Administrative Agent shall maintain at its address referred to in
Section 8.02 a copy of each Assignment and Acceptance (and copies of the related consents of the Company and the Administrative Agent to such assignment) delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the A Advances owing to, each Lender from time to time (the"Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (j) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any A Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Company. Within five Business Days after its receipt of such notice, the Company, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered A Note or Notes a new A Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new A Note to the order of the assigning Lender, in an amount equal to the Commitment retained by it hereunder. Such new A Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered A Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 hereto.

     (k) Each Lender may assign to one or more banks or other entities any B Note or Notes held by it.

     (l) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Company hereunder) shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) the holder of any such participation, other than an Affiliate of such Lender, shall not be entitled to require such Lender to take or omit to take any action hereunder, except action (A) extending the time for payment of interest on, or the final maturity of any portion of the principal amount of, the Notes or (B) reducing the principal amount of or the rate of interest payable on the Notes. Without limiting the generality of the foregoing: (i) such participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.08, 2.12 and 8.04(b) only if, and to the same extent, the Lender from which such participating banks or other entities acquired its participation would, at the time, be entitled to claim thereunder; and (ii) such participating banks or other entities shall also, to the fullest extent permitted by law, be entitled to exercise the rights of set-off contained in Section 8.05 as if such participating banks or other entities were Lenders hereunder.

     (m) If any Lender (or any bank, financial institution, or other entity to which such Lender has sold a participation) shall make any demand for payment under Section 2.12(b), then within 30 days after any such demand (if, but only if, such demanded payment has been made by the Company), the Company may, with the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and provided that no Event of Default or event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default shall then have occurred and be continuing, demand that such Lender assign in accordance with this Section 8.07 to one or more Eligible Assignees designated by the Company all (but not less than all) of such Lender's Commitment and the Advances owing to it within the period ending on the later to occur of such 30th day and the last day of the longest of the then current Interest Periods for such Advances. If any such Eligible Assignee designated by the Company shall fail to consummate such assignment on terms acceptable to such Lender, or if the Company shall fail to designate any such Eligible Assignees for all or part of such Lender's Commitment or Advances, then such demand by the Company shall become ineffective; it being understood for purposes of this subsection (g) that such assignment shall be conclusively deemed to be on terms acceptable to such Lender, and such Lender shall be compelled to consummate such assignment to an Eligible Assignee designated by the Company, if such Eligible Assignee (i) shall agree to such assignment by entering into an Assignment and Acceptance in substantially the form of Exhibit C hereto with such Lender and
(ii) shall offer compensation to such Lender in an amount equal to all amounts then owing by the Company to such Lender hereunder and under the Notes made by the Company to such Lender, whether for principal, interest, fees, costs or expenses (other than the demanded payment referred to above and payable by the Company as a condition to the Company's right to demand such assignment), or otherwise.

     (n) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company furnished to such Lender by or on behalf of the Company; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Company received by it from such Lender.

     (o) Anything in this Section 8.07 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of its Commitment and the Advances owing to it to any Federal Reserve Bank (and its transferees) as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

     SECTION 8.08. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York. The Company (i) irrevocably submits to the non-exclusive jurisdiction of any New York State court or Federal court sitting in New York City in any action arising out of this Agreement or any Note, (ii) agrees that all claims in such action may be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum and (iv) consents to the service of process by mail. A final judgment in any such action shall be conclusive and may be enforced in other jurisdictions. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

     SECTION 8.09. WAIVER OF JURY TRIAL. THE COMPANY, THE ADMINISTRATIVE AGENT, AND EACH LENDER EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY AND LAWFULLY DO SO, ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING TO THIS AGREEMENT OR ANY NOTE IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

     SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 8.11. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     SECTION 8.12. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     SECTION 8.13. Entire Agreement. This Agreement and the Notes constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the Notes. Except as is expressly provided for herein, nothing in this Agreement or the Notes, expressed or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the Notes.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         CAROLINA POWER & LIGHT
                                          COMPANY


                                         By
                                           -------------------------------------
                                            Mark F. Mulhern
                                            Vice-President and Treasurer

                                         CITIBANK, N.A., as Administrative Agent
                                          and as a Lender


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         WACHOVIA BANK, NATIONAL
                                          ASSOCIATION


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         THE CHASE MANHATTAN BANK


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         THE FIRST NATIONAL BANK OF
                                          CHICAGO


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         FIRST UNION NATIONAL BANK


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         REVOLVING COMMITMENT
                                           VEHICLE CORPORATION


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         BRANCH BANKING AND TRUST
                                           COMPANY, A NORTH CAROLINA
                                           BANKING CORPORATION


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         THE FUJI BANK, LIMITED, ATLANTA
                                           AGENCY


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         MELLON BANK, N.A.


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         NORDDEUTSCHE LANDESBANK
                                           GIROZENTRALE, NEW YORK/
                                           CAYMAN ISLANDS BRANCH


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         SUNTRUST BANK, ATLANTA


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                         UBS AG, NEW YORK BRANCH


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:


                                         By
                                           -------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE I

                               Existing Facilities

$165,000,000 5-Year Revolving Credit Facility, Citibank, N.A., Agent, December 29, 1995

$250,000,000 5-Year Revolving Credit Facility, Citibank, N.A., Agent, March 26, 1996

$100,000,000 364-Day Revolving Credit Facility, Citibank, N.A., Agent, March 26, 1996

$150,000,000 364-Day Revolving Credit Facility, Citibank, N.A., and Wachovia Bank, National Association, Co-Agents, April 1, 1998

                                   EXHIBIT A-1

                                 FORM OF A NOTE

U.S.$                                                Dated               , 19
     --------------                                       ---------------    ---

     FOR VALUE RECEIVED, the undersigned, CAROLINA POWER & LIGHT COMPANY, a North Carolina corporation (the "Company"), HEREBY PROMISES TO PAY to the order
of                 (the "Lender") for the account of its Domestic Lending
   ---------------
Office, with respect to Base Rate Advances, and for the account of its Eurodollar Lending Office, with respect to Eurodollar Rate Advances (such terms, together with the other defined terms used in this Promissory Note, being used as defined in the Credit Agreement referred to below), the principal sum of U.S.
$             [amount of the Lender's Commitment in figures], or, if less, the
 -------------
aggregate principal amount of the A Advances made by the Lender to the Company pursuant to the Credit Agreement on the Termination Date, in a single installment on the Termination Date.

     The Company promises to pay interest on the unpaid principal amount of each A Advance from the date of such A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

     Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Administrative Agent, at One Court Square, 7th Floor, Zone 2, Long Island City, New York 11120, Attention: Bank Loan Syndications, in same day funds. Each A Advance made by the Lender to the Company and the maturity thereof, and all payments made on account of principal hereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. No failure to make or error in making any such endorsement as authorized hereby shall affect the validity of the obligation to repay the unpaid principal amount of this Promissory Note with interest as provided in the Credit Agreement or the validity of any payment thereof made by the Company.

     This Promissory Note is one of the A Notes referred to in, and is entitled to the benefits of, the $375,000,000 5-Year Revolving Credit Agreement, dated as
of June   , 1998 (the "Credit Agreement"), among the Company, the Lender and
        --
certain other banks and other lenders from time to time parties thereto, and Citibank, N.A., as Administrative Agent for the Lender and such other banks and other lenders. The Credit Agreement, among other things, (i) provides for the making of A Advances by the Lender to the Company from time to time outstanding in the U.S. dollar amount first above mentioned, the indebtedness of the Company resulting from each such

Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                              CAROLINA POWER & LIGHT COMPANY


                                              By
                                                Name:
                                                Title:

     ADVANCES, INTEREST PERIODS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------
                                            Amount
                             Interest       of Principal
            Amount           Period         Paid or            Unpaid
Date        of Advance       (if any)       Prepaid            Principal     Notation
                             of                                Balance       Made By
                             Advance
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                                   EXHIBIT A-2

                                 FORM OF B NOTE

U.S.$                                           Dated:           , 19
     --------------                                     ---------

     FOR VALUE RECEIVED, the undersigned, CAROLINA POWER & LIGHT COMPANY, a North Carolina corporation (the "Company"), HEREBY PROMISES TO PAY to the order
of                   (the "Lender") for the account of its Applicable Lending
   -----------------
Office (as defined in the Credit Agreement referred to below), on          , 19
                                                                  ---------
  , the principal amount of Dollars ($            ).
--                                    ------------

     The Company promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

     Interest Rate:    % per annum (calculated on the basis of a year of
                    ---                                                  ---
days for the actual number of days elapsed).

     Interest Payment Date or Dates:

     Both principal and interest are payable in lawful money of the United
States of America to                    or the account of the Lender at the
                     ------------------
office of                   , at , in same day funds, free and clear of and
          ------------------
without any deduction, with respect to the payee named above, for any and all present and future taxes, deductions, charges or withholdings, and all liabilities with respect thereto.

     This Promissory Note is one of the B Notes referred to in, and is entitled to the benefits of, $375,000,000 5-Year Revolving Credit Agreement, dated as of
June   , 1998 (the "Credit Agreement"), among the Company, the Lender and
     --
certain other banks and lenders from time to time parties thereto, and Citibank, N.A., as Administrative Agent for the Lender and such other banks and lenders. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     The Company hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, United States.

                                              CAROLINA POWER & LIGHT COMPANY


                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT B-1

                              NOTICE OF A BORROWING

                                                                          [Date]


Citibank, N.A., as Administrative Agent
 for the Lenders parties to the
 Credit Agreement referred to below
One Court Square
7th Floor, Zone 2
Long Island City, New York 11120

Attention: Bank Loan Syndications

Gentlemen:

     The undersigned, CAROLINA POWER & LIGHT COMPANY, refers to the $375,000,000
5-Year Revolving Credit Agreement, dated as of June   , 1998 (the "Credit
                                                    --
Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders from time to time parties thereto and CITIBANK, N.A., as Administrative Agent for said Lenders, and hereby gives you notice pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests an A Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such A Borrowing (the "Proposed A Borrowing") as required by Section 2.02(a) of the Credit Agreement:

     (i) The Business Day of the Proposed A Borrowing is
                       , 19      .
-----------------------    ------

     (ii) The Type of A Advances comprising the Proposed A Borrowing is [Base Rate Advances][Eurodollar Rate Advances].

     (iii) The aggregate amount of the Proposed A Borrowing is $
                              .
------------------------------

     (iv) The Interest Period for each Eurodollar Rate Advance that is an A
Advance made as part of the Proposed A Borrowing is          [days][months].
                                                    --------

                                              Very truly yours,

                                              CAROLINA POWER & LIGHT COMPANY


                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT B-2

                              NOTICE OF B BORROWING

                                                                       , 19
                                               ------------------------

Citibank, N.A., as Administrative Agent
 for the Lenders parties to the
 Credit Agreement referred to below
One Court Square
7th Floor, Zone 2
Long Island City, New York 11120

Attention: Bank Loan Syndications

Gentlemen:

     The undersigned, CAROLINA POWER & LIGHT COMPANY, refers to the $375,000,000
5-Year Revolving Credit Agreement, dated as of June   , 1998 (the "Credit
                                                    --
Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders from time to time parties thereto and CITIBANK, N.A., as Administrative Agent for said Lenders, and hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a B Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such B Borrowing (the "Proposed B Borrowing") is requested to be made:

     (A) Date of B Borrowing
     (B) Amount of B Borrowing
     (C) Maturity Date
     (D) Interest Rate Basis
     (E) Interest Payment Date(s)
     (F)
         ------------
     (G)
         ------------
     (H)
         ------------

     The undersigned hereby certifies that the aggregate amount of the Proposed B Borrowing and all other Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the unused Commitments of the Lenders.

     The undersigned hereby confirms that the Proposed B Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                                              Very truly yours,


                                              CAROLINA POWER & LIGHT COMPANY


                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT B-3

                              NOTICE OF CONVERSION

                                                                          [Date]

Citibank, N.A., as Administrative Agent
 for the Lenders parties to the
 Credit Agreement referred to below
One Court Square
7th Floor, Zone 2
Long Island City, New York 11120

Attention: Bank Loan Syndications

Gentlemen:

     The undersigned, CAROLINA POWER & LIGHT COMPANY, refers to the $375,000,000
5-Year Revolving Credit Agreement, dated as of June   , 1998 (the "Credit
                                                    --
Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders from time to time parties thereto and CITIBANK, N.A., as Administrative Agent for said Lenders, and hereby gives you notice pursuant to Section 2.10 of the Credit Agreement that the undersigned hereby requests a Conversion under the Credit Agreement, and in that connection sets forth the terms on which such Conversion (the "Proposed Conversion") is requested to be made:

     (i) The Business Day of the Proposed Conversion is                   ,
                                                        ------------------
19  .
  --

     (ii) The Type of, and Interest Period applicable to, the Advances (or
portions thereof) proposed to be Converted:                 .
                                            ----------------

     (iii) The Type of Advance to which such Advances (or portions thereof) are
proposed to be Converted:                        .
                         ------------------------

     (iv) Except in the case of a Conversion to Base Rate Advances, the initial Interest Period to be applicable to the Advances resulting from such
Conversion:                              .
           ------------------------------

     (v) The aggregate amount of Advances (or portions thereof) proposed to be
Converted is $                .
              ----------------

     The undersigned hereby certifies that, on the date hereof, and on the date of the Proposed Conversion, no event has occurred and is continuing, or would result from such Proposed Conversion, which constitutes an Event of Default.

                                              Very truly yours,

                                              CAROLINA POWER & LIGHT COMPANY


                                              By
                                                --------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT C

                            ASSIGNMENT AND ACCEPTANCE

                                   Dated      , 19
                                         -----

     Reference is made to the $375,000,000 5-Year Revolving Credit Agreement,
dated as of June   , 1998 (the "Credit Agreement"), among CAROLINA POWER & LIGHT
                 --
COMPANY, a North Carolina corporation (the "Company"), the Lenders (as defined in the Credit Agreement) from time to time parties thereto and CITIBANK, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                     (the "Assignor") and               (the "Assignee") agree
     ---------------                      -------------
as follows:

     1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of B Advances and B Notes) which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement (other than in respect of B Advances and B Notes), including, without limitation, such interest in the Assignor's Commitment, the A Advances owing to the Assignor, and the A Note[s] held by the Assignor. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the A Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the performance or observance by the Company of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the A Note[s] referred to in paragraph 1 above and requests that the Administrative Agent exchange such A Note[s] for a new A Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new A Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty]./1/

     4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").

     5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the A Notes in respect of the interest assigned hereby (including, without limitation, all

----------
/1/ If the Assignee is organized under the laws of a jurisdiction outside the United States payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the A Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                   Schedule 1
                                       to
                            Assignment and Acceptance

                                   Dated           , 19
                                         ----------

Section 1
---------

            Percentage Interest Assigned:                   %
                                                      ------

Section 2
---------

            Assignee's Commitment:                    $

            Aggregate Outstanding Principal
            Amount of A Advances owing to Assignee:   $

            An A Note payable to the order of the
            Assignee: Dated:                   , 19
                              -----------------

                                  Principal Amount:   $

Section 3
---------

            Effective Date/1/

                                          [NAME OF ASSIGNOR]


                                          By
                                                                          Title:

                                          [NAME OF ASSIGNEE]


                                          By
                                                                          Title:

----------
/1/ This date should be no earlier than the date of acceptance by the Administrative Agent.

                                                  Domestic Lending Office (and
                                                  address for notices):

                                                          [Address]

                                                  Eurodollar Lending Office:

                                                          [Address]

Accepted this           day of
              ---------
                    , 19
--------------------

CITIBANK, N.A.,
 as Administrative Agent


By
  ------------------------------------
  Title:

CAROLINA POWER & LIGHT
 COMPANY


By
  ------------------------------------
  Title:

                                   EXHIBIT D-1

                   FORM OF OPINION OF COUNSEL FOR THE COMPANY

                                                                            , 19
                                                                   ---------

To each of the Lenders parties to the
$375,000,000 5-Year Revolving Credit
Agreement dated as of June   , 1998,
                           --
among Carolina Power & Light Company,
said and Citibank, N.A., as
Administrative Agent for said Lenders

                         Carolina Power & Light Company

Gentlemen:

     This opinion is furnished to you by me as Vice President-Legal for Carolina Power & Light Company (the "Company") pursuant to Section 3.01(f) of the
$375,000,000 5-Year Revolving Credit Agreement, dated as of June   , 1998 (the
                                                                 --
"Credit Agreement"), among the Company, the lenders from time to time parties thereto (the "Lenders") and Citibank, N.A. ("Citibank"), as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

     In connection with the preparation, execution and delivery of the Credit Agreement, I have examined or have had examined under my supervision:

          (1) The Credit Agreement.

          (2) The A Notes and the other documents furnished by the Company pursuant to Section 3.01 of the Credit Agreement.

          (3) The form of the B Notes, attached as Exhibit A-2 to the Credit Agreement, to be executed and delivered by the Company in connection with any B Borrowing.

          (4) The Restated Charter of the Company (the "Charter").

          (5) The By-Laws of the Company and all amendments thereto (the "By-Laws").

          (6) The NCUC Order and the SCPSC Order.

     I have also examined the originals, or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements, instruments and other documents as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials. I have assumed the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals, and the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Lenders, the Administrative Agent and the validity and binding effect thereof on such parties.

     I am qualified to practice law in the State of North Carolina, and the opinions expressed herein are limited to the laws of the State of North Carolina, the laws of the State of South Carolina applicable to public utilities and the Federal laws of the United States. No opinion is expressed as to the choice of law provisions contained in Section 8.08 of the Credit Agreement.

     Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, and is duly qualified to do business and in good standing in the State of South Carolina.

     2. The execution, delivery and performance by the Company of the Credit Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the By-Laws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or
     (iii) any contractual or legal restriction binding or affecting the Company. The Credit Agreement and the A Notes have been duly executed and delivered on behalf of the Company.

     3. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of the Credit Agreement and the Notes, other than the NCUC Order and the SCPSC Order, each of which has been duly issued, is final and in full force and effect, and all periods for review or appeal thereof have expired, and no such request for review or appeal has been filed and is pending.

     4. If in any action or proceeding arising out of or relating to the Credit Agreement or the Notes in any court of the State of North Carolina or in any federal court sitting in the State of North Carolina, such court were to hold that the Credit Agreement and the Notes are governed by, and to be construed in accordance with, the laws of the State of North Carolina, the Credit Agreement, the A Notes and, upon their completion, execution and delivery in accordance with the terms of the Credit Agreement, the B Notes would be, under the laws of the State of North Carolina, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     5. To the best of my knowledge, except as described in the reports and registration statements which the Company has filed with the Securities and Exchange Commission, there are no pending or overtly threatened actions or proceedings against the Company or any of the Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or which are likely to have a materially adverse effect upon the financial condition or operations of the Company or any of the Subsidiaries.

The opinions set forth above are subject to the following qualifications:

(a) The enforceability of the Company's obligations under the Credit Agreement and the Notes is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights generally.

(b) The enforceability of the Company's obligations under the Credit Agreement and the Notes is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and, in applying such principles, a court, among other things, might not allow a contracting party to exercise remedies in respect of a default deemed immaterial, or might decline to order an obligor to perform covenants.

(c) In addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

(d) No opinion is expressed herein as to (i) Section 8.05 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than (i) any other Person that may become a Lender under the Credit Agreement after the date hereof and (ii) King & Spalding, in connection with their opinion delivered on the date hereof under Section 3.01 of the Credit Agreement.


                                                       Very truly yours,

                                   EXHIBIT D-2

        FORM OF OPINION OF COUNSEL FOR THE COMPANY UPON EXTENSION OF THE
                                TERMINATION DATE

                                                                            , 19
                                                                   ---------

To each of the Lenders parties to the
$375,000,000 5-Year Revolving Credit
Agreement, dated as of June __, 1998,
among Carolina Power & Light Company,
said and Citibank, N.A., as
Administrative Agent for said Lenders

                         Carolina Power & Light Company

Gentlemen:

     This opinion is furnished to you by me as Vice President-Legal for Carolina Power & Light Company (the "Company") in connection with the extension of the
Termination Date until            ,       under Section 2.16 (the "Extension")
                       -------- --  -----
of the $375,000,000 5-Year Revolving Credit Agreement, dated as of June   , 1996
                                                                        --
(the "Credit Agreement"), among the Company, the lenders from time to time parties thereto (the "Lenders") and Citibank, N.A. ("Citibank"), as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

     In connection with the preparation, execution and delivery of the Credit Agreement, I have examined or have had examined under my supervision:

          (1) The Credit Agreement.

          (2) The A Notes and the other documents furnished by the Company pursuant to Section 3.01 of the Credit Agreement.

          (3) The form of the B Notes, attached as Exhibit A-2 to the Credit Agreement, to be executed and delivered by the Company in connection with any B Borrowing.

          (4) The Request for Extension of Termination Date and Certificate,
     dated      , submitted by the Company in connection with the Extension.
           -----

          (5) The Restated Charter of the Company (the "Charter").

          (6) The By-Laws of the Company and all amendments thereto (the "By-Laws").

     I have also examined the originals, or copies of such other corporate records of the Company, certificates of public officials and of officers of the Company and agreements, instruments and other documents as I have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials. I have assumed the authenticity of all documents submitted to me as originals, the conformity to originals of all documents submitted as certified or photostatic copies and the authenticity of the originals, and the due execution and delivery, pursuant to due authorization, of the Credit Agreement by the Lenders, the Administrative Agent and the Documentation Agents and the validity and binding effect thereof on such parties.

     I have also reviewed the NCUC Order and the SCPSC Order, each of which is attached hereto.

     I am qualified to practice law in the State of North Carolina, and the opinions expressed herein are limited to the laws of the State of North Carolina, the laws of the State of South Carolina applicable to public utilities and the Federal laws of the United States. No opinion is expressed as to the choice of law provisions contained in Section 8.08 of the Credit Agreement.

     Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, and is duly qualified to do business and in good standing in the State of South Carolina.

     2. The execution, delivery and performance, after giving effect to the Extension, by the Company of the Credit Agreement and the Notes, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the By-Laws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (iii) any contractual or legal restriction binding or affecting the Company. The Credit Agreement and the A Notes have been duly executed and delivered on behalf of the Company.

     3. No authorization, approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance, after giving effect to the Extension, by the Company of the Credit Agreement and the Notes, other than the NCUC Order and the SCPSC Order, each of which has been duly issued, is final and in full force and effect, and all periods for review or appeal thereof have expired, and no such request for review or appeal has been filed and is pending.

     4. If in any action or proceeding arising out of or relating to the Credit Agreement or the Notes in any court of the State of North Carolina or in any federal court sitting in the State of North Carolina, such court were to hold that the Credit Agreement and the Notes are governed by, and to be construed in accordance with, the laws of the State of North Carolina, the Credit Agreement, the A Notes and, upon their completion, execution and delivery in accordance with the terms of the Credit Agreement, the B Notes would be, under the laws of the State of North Carolina and after giving effect to the Extension, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

     5. To the best of my knowledge, except as described in the reports and registration statements which the Company has filed with the Securities and Exchange Commission, there are no pending or overtly threatened actions or proceedings against the Company or any of the Subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Credit Agreement or any of the Notes or which are likely to have a materially adverse effect upon the financial condition or operations of the Company or any of the Subsidiaries.

     The opinions set forth above are subject to the following qualifications:

          (a) The enforceability of the Company's obligations under the Credit Agreement and the Notes is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights generally.

          (b) The enforceability of the Company's obligations under the Credit Agreement and the Notes is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and, in applying such principles, a court, among other things, might not allow a contracting party to exercise remedies in respect of a default deemed immaterial, or might decline to order an obligor to perform covenants.

          (c) In addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

          (d) No opinion is expressed herein as to (i) Section 8.05 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

          The foregoing opinion is solely for your benefit and may not be relied upon by any other Person other than (i) any other Person that may become a Lender under the Credit Agreement after the date hereof and
          (ii) King & Spalding, in connection with their opinion delivered on the date hereof under Section 3.01 of the Credit Agreement.

                                                       Very truly yours,

                                    EXHIBIT E

                           FORM OF OPINION OF COUNSEL
                           TO THE ADMINISTRATIVE AGENT


                                     [DATE]

To Citibank, N.A. ("Citibank"),
as Administrative Agent for the Lenders
referred below, and to each of the Lenders
parties to the Credit Agreement, dated as of
June   , 1998, among Carolina Power &
     --
Light Company, said Lenders and Citibank, as Administrative Agent

     Re:                 Carolina Power & Light Company

Ladies and Gentlemen:

     We have acted as your counsel in connection with the preparation, execution
and delivery of, and the closing on June   , 1998 under, the $375,000,000 5-Year
                                         --
Revolving Credit Agreement, dated as of June   , 1998 (the "Credit Agreement"),
                                             --
among Carolina Power & Light Company (the "Company"), the Lenders from time to time parties thereto, and Citibank, N.A. ("Citibank"), as Administrative Agent for the Lenders. Terms defined in the Credit Agreement are used herein as therein defined.

     In this connection, we have examined the following documents:

          1. counterpart of the Credit Agreement, executed by the parties thereto;

          2. the A Notes to the order of each Bank;

          3. the form of the B Notes, attached as Exhibit A-2 to the Credit Agreement, to be executed and delivered by the Company in connection with any B Borrowing; and

          4. the documents furnished by or on behalf of the Company pursuant to subsections (b) through (e) of Section 3.01 of the Credit Agreement, including, without limitation, the opinion of the General Counsel to the Company (the "Company Opinion").

     In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents and the conformity to the originals of all such documents submitted to us as copies. We have also assumed that you have independently evaluated, and are satisfied with, the creditworthiness of the Company and the business terms reflected in the Credit Agreement. We have relied, as to factual matters, on the documents we have examined.

     To the extent that our opinions expressed below involve conclusions as to matters governed by law other than the law of the State of New York, we have relied upon the Company Opinion and have assumed without independent investigation the correctness of the matters set forth therein, our opinions expressed below being subject to the assumptions, qualifications and limitations set forth in the Company Opinion.

     Based upon and subject to the foregoing, and subject to the qualifications set forth below, we are of the opinion that the Credit Agreement and the A Notes are, and upon their completion, execution and delivery in accordance with the terms of the Credit Agreement, the B Notes will be, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     Our opinion is subject to the following qualifications:

     (a) The enforceability of the Company's obligations under the Credit Agreement and the Notes is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights generally.

     (b) The enforceability of the Company's obligations under the Credit Agreement and the Notes is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and, in applying such principles, a court, among other things, might not allow a contracting party to exercise remedies in respect of a default deemed immaterial, or might decline to order an obligor to perform covenants.

     (c) We note further that, in addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties is determined to have constituted negligence.

     (d) We express no opinion herein as to (i) the enforceability of Section
8.05 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

     (e) Our opinions expressed above are limited to the law of the State of New York, and we do not express any opinion herein concerning any other law.

     The foregoing opinion is solely for your benefit and may not be relied upon by any other person or entity.

                                                       Very truly yours,

                                    EXHIBIT F

                          FORM OF REQUEST FOR EXTENSION
                             OF THE TERMINATION DATE

                 $375,000,000 5-YEAR REVOLVING CREDIT AGREEMENT
                            dated as of June   , 1998
                                             --

                       -----------------------------------

                         CAROLINA POWER & LIGHT COMPANY
                                    (Company)

                                       AND

                                 CITIBANK, N.A.
                             (Administrative Agent)

                    Request for Extension of Termination Date
                                       and
          Certificate of Representations and Warranties and No Default

     I, [              ], Vice President and Treasurer of Carolina Power & Light
         --------------
Company, do hereby request that the Termination Date of the $375,000,000 5-Year
Revolving Credit Agreement, dated as of June   , 1998 (hereinafter the "Credit
                                             --
Agreement"), be extended for an additional two (2) years (hereinafter the "Proposed Extension") pursuant to Section 2.16 of the Credit Agreement and, in connection therewith, hereby certify as follows: (i) as of the date hereof, the representations and warranties set forth in Section 4.01 (including without limitation those regarding any required approvals of or notices to governmental bodies) of the Credit Agreement are and will be as of the effective date of the Proposed Extension accurate both before and after giving effect to the Proposed Extension; and (ii) as of the date hereof, no Event of Default, as defined in
Section 6.01 of the Credit Agreement, has occurred, nor has any event occurred, that with the giving of notice or the passage of time or both, would constitute an Event of Default, in either case both before and after giving effect to the Proposed Extension.

     Witness my hand this        day of          ,     .
                          ------        ---------  ----

                                  ----------------------------
                                       [                ]
                                        ----------------
                                  Vice President and Treasurer